STI CLASSIC VARIABLE TRUST
Supplement dated June 6, 2007
to the Statement of Additional Information dated May 1, 2007
This supplement reflects a change to the portfolio holdings disclosure policy of the STI Classic Variable Trust (the “Trust”) as described starting on page 36 of the Statement of Additional Information.
Effective June 15, 2007, the Trust’s website will provide complete portfolio holdings for each series of the Trust on the 15th day of each month (or on the next business day should the 15th be other than a business day) as of the end of the most recent month. Information will remain available until updated.
Portfolio holdings for previous month-ends are available for each series of the Trust. To request this historical information without charge, call 1-888-STI-FUND, or write to the Trust at STI Classic Variable Trust, c/o BISYS Fund Services, Limited Partnership, 3435 Stelzer Road, Columbus, Ohio 43219.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.
SP-SAIVT-0607